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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report - April 14, 1998
                       (Date of earliest event reported)

                                GTE CORPORATION
            (Exact name of registrant as specified in its charter)


   NEW YORK                        1-2755                   13-1678633
(State or other                 (Commission              (I.R.S. Employer
jurisdiction of                 File Number)            Identification No.)
 incorporation)

            ONE STAMFORD FORUM
           STAMFORD, CONNECTICUT                     06904
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code          (203) 965-2000

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                                GTE Corporation

                                   FORM 8-K

                              ITEM OF INFORMATION

ITEM 7. Financial Statements and Exhibits

(c)     Exhibits

        99.1 - GTE's recently reported first quarter 1998 results.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                GTE CORPORATION
                                                  (Registrant)

                                                WILLIAM M. EDWARDS, III
                                               (William M. Edwards, III)
                                                   Vice President and
                                                      Controller

Date:  April 14, 1998